Case 1:13-cv-01236-CKK    Document 149    Filed 11/12/13    Page 1 of 4

Exhibit 10.4

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF COLUMBIA

UNITED STATES OF AMERICA, et al.,
Plaintiffs,
v.	Case No. 1:13-cv-01236-CKK
US AIRWAYS GROUP, INC. and AMR CORPORATION,
Defendants,

JOINT STIPULATION OF THE PLAINTIFF STATES AND DEFENDANTS

REQUESTING ENTRY OF SUPPLEMENTAL STIPULATED ORDER

The States of Arizona, Florida, Michigan, and Tennessee, the Commonwealths of Pennsylvania and Virginia, and the District of Columbia (collectively the “Plaintiff States”), together with US Airways Group, Inc. and AMR Corporation (“Defendants”), submit this joint stipulation requesting that the Court enter the accompanying Supplemental Stipulated Order. The Plaintiff States and Defendants have conferred and agreed to the Supplemental Stipulated Order as a condition to the Plaintiff States’ willingness to enter into the Proposed Final Judgment being submitted separately and simultaneously by the United States and Defendants resolving all claims in this action.

Case 1:13-cv-01236-CKK    Document 149    Filed 11/12/13    Page 2 of 4

Dated: November , 2013	FOR PLAINTIFF STATE OF MICHIGAN

FOR PLAINTIFF STATE OF ARIZONA	Respectfully submitted,

THOMAS C. HORNE	FOR DEFENDANT US AIRWAYS GROUP, INC.

Attorney General	/S/
Richard G. Parker (DC Bar #327544)
/S/	Henry Thumann (DC Bar #474499)
Nancy M. Bonnell	Courtney Dyer (DC Bar #490805)
Susan V. Myers	O’MELVENY & MYERS LLP
Office of the Arizona Attorney General	1625 Eye Street, N.W.
1275 W. Washington Street	Washington, DC 20006
Phoenix, AZ 85007-2926	(202) 383-5300
(602) 542-7728	rparker@omm.com
(602) 542-7768	hthumann@omm.com
nancy.bonnell@azag.gov susan.myers@azag.gov	cdyer@omm.com
Kenneth R. O’Rourke (admitted pro hac vice)
O’MELVENY & MYERS LLP
FOR PLAINTIFF STATE OF FLORIDA	400 South Hope Street
Los Angeles, CA 90071
PAMELA JO BONDI	(213) 430-6000
Attorney General	korourke@omm.com

PATRICIA A. CONNERS	Paul T. Denis (DC Bar #437040)
Associate Deputy Attorney General	Gorav Jindal (DC Bar #471059)
ANTITRUST DIVISION	Dechert LLP
1900 K Street, N.W.
/S/	Washington, DC 20006
Lizabeth A. Brady	(202) 261-3300
Chief, Multistate Antitrust Enforcement	paul.denis@dechert.com
PL-01, The Capitol	gorav.jindal@dechert.com
Tallahassee, Florida 32399-1050
(Phone) 850-414-3300	Charles F. Rule (DC Bar #370818)
(Fax)850-488-9134	Andrew Forman (DC Bar #477425)
Christopher Hunt	CADWALADER, WICKERSHAM
Assistant Attorney General	& TAFT LLP
PL-01, The Capitol	700 Sixth Street, N.W.
Tallahassee, FL 32399-1050	Washington, DC 20001
(Phone) 850-414-3300	(202) 862-2200
(Fax)850-488-9134	rick.rule@cwt.com
Trish.Conners@myfloridalegal.com liz.brady@myfloridalegal.com	andrew.forman@cwt.com

Case 1:13-cv-01236-CKK    Document 149    Filed 11/12/13    Page 3 of 4

FOR THE PLAINTIFF STATE OF MICHIGAN	FOR DEFENDANT AMR CORPORATION
BILL SCHUETTE
Attorney General	/S/
John M. Majoras (DC Bar #474267)
/S/	Paula Render (admitted pro hac vice)
D.J. Pascoe	Michael S. Fried (DC Bar #458347)
Assistant Attorney General	Rosanna K. McCalips (DC Bar #482859)
Corporate Oversight Division	JONES DAY
G. Mennen Williams Building, 6th Floor	51 Louisiana Avenue, N.W.
Lansing, MI 48909	Washington, DC 20001
(517) 373-1160	(202) 879-3939
pascoed1@michigan.gov	jmmajoras@jonesday.com
prender@jonesday.com
FOR PLAINTIFF STATE OF TENNESSEE	msfried@jonesday.com
rkmccalips@jonesday.com
ROBERT E. COOPER, JR.
Attorney General & Reporter	Mary Jean Moltenbrey (DC Bar #481127)
PAUL HASTINGS LLP
/S/	875 15th Street, N.W.
Victor J. Domen , Jr.	Washington, DC 20005
Senior Antitrust Counsel	(202) 551-1725
Consumer Advocate and Protection Division	mjmoltenbrey@paulhastings.com
425 Fifth Avenue North
Nashville, TN 37202
(615) 253-3327 vic.domen@ag.tn.gov

FOR PLAINTIFF COMMONWEALTH OF PENNSYLVANIA

KATHLEEN KANE
Attorney General

/S/
James A. Donahue, III
Executive Deputy Attorney General
Jennifer Ann Thomson
Senior Deputy Attorney General
Office of the Attorney General
Antitrust Section
14th Floor
Strawberry Square
Harrisburg, PA 17011
(717) 705-2523
(717) 787-4530

jdonahue@attorneygeneral.gov

jthomson@attorneygeneral.gov

Case 1:13-cv-01236-CKK    Document 149    Filed 11/12/13    Page 4 of 4

jdonahue@attorneygeneral.gov
jthomson@attorneygeneral.gov

FOR THE PLAINTIFF COMMONWEALTH OF VIRGINIA
KENNETH T. CUCCINELLI, II
Attorney General

/S/
Sarah Oxenham Allen
Matthew Ryan Hull
Assistant Attorneys General
Consumer Protection Section
Office of the Attorney General of Virginia
900 East Main Street
Richmond, VA 23219
(804) 786-6557
(804) 371-2084 soallen@oag.state.va.us mhull@oag.state.va.us Consumer Protection Section

FOR PLAINTIFF DISTRICT OF COLUMBIA

IRVIN B. NATHAN
Attorney General

Ellen A. Efros
Deputy Attorney General, Public Interest Division

/S/
Bennett Rushkoff (D.C. Bar #386925)
Chief, Public Advocacy Section
Nicholas A. Bush (D.C. Bar #1011001)
Assistant Attorney General
Office of the Attorney General
441 Fourth Street, N.W., Suite 600-S
Washington, DC 20001
(202) 727-5173 bennett.rushkoff@dc.gov

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